UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08465

Camco Investors Fund

(Exact name of registrant as specified in charter)

30 East Main Street

Berryville, VA 22611

(Address of principal executive offices)

(Zip code)

Dennis Connor

30 East Main Street

Berryville, VA 22611

(Name and address of agent for service)

Registrant's telephone number, including area code: 540-955-9914

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

CAMCO INVESTORS FUND

June 30, 2009

(Unaudited)

Dear Fellow Shareholders,

We are pleased to bring to you the Semi-Annual report for the CAMCO Investors Fund.  As of June 30, 2009, the Fund has returned +1.08% for the year.  This compares to +3.16% for the S+P 500 Index and +5.48% for the Domini 400 Index.  Year-to-date, we have seen the stocks of materials and energy companies lead the performance of the Fund.  In fact, five of the nine largest gainers for the year have been commodities related stocks; Freeport McMoran, National Oilwell Varco, Cimarex Energy, Eagle Materials and Chesapeake Energy, each returning in excess of  23% year to date.  On the downside, performance has been hindered by VSE Corporation, a government services firm, hurt by the loss of a large Army contract, and by real estate investment trusts, especially Saul Centers and Equity One, hurt by a difficult commercial real estate market.  The Fund’s position in VSE was sold.  All other positions remained the same for the first six months of the year.

You may recall from the 2008 Annual Report, that the stock market was heading lower and pessimism was rampant.  In fact, we had not seen such fear over the direction of the markets and the economy since the fallout of the Carter presidency.  However, in spite of those circumstances, we were bullish and recommended our shareholders hang tight and add to the Fund where appropriate.  One reason we believed a bullish stance was warranted was the fact that historical market return data told us that a sharp, quick move to the upside after the massive downdraft was a very real possibility.  We are pleased to report that is exactly what is happening.  Since the market lows of early March, the Fund has had a tremendous rebound, up 31.3% from March 9th to June 30th.  Investors who did not panic and sell when the markets were collapsing have been rewarded for their patience.

Now, of course, the question is where do we go from here?  Hasn’t the economy gotten worse since the end of the year?  Is this recent rally simply built on expectations with little thought to the reality of our current economic circumstances?  Aren’t we racking up record deficits with our runaway government borrowing and spending which will cause a second collapse?  Let’s look at each of these questions and try and provide you with our realistic appraisal.  First, we believe that the economy will continue to improve over the rest of the year.  Recent data such as New Home Sales, the Leading Economic Index, the Baltic Dry Index and other indicators tell us that the economy is improving, however slowly it may seem.  We believe the risk of slipping back into recession is low.   We also believe that the improving stock market has been driven by the expectations of a very real economic recovery and not built on a false hope of a recovery.  As we have reminded our shareholders in past letters, the stock market is a leading indicator, and right now we believe the market is telling us that the recession is over.  The biggest question we hear now is about the risks the Obama administration and Congress are exposing us to by virtue of their reckless spending, taxing, regulating and borrowing.  Fortunately, the good news is that Washington is limited in the economic damage it can inflict on America.  We believe the economy will recover in spite of not because of what Washington does.  However, there is a very real caveat to this.  We do believe that over the horizon there exists a very real possibility of inflation due to the huge deficit spending we are currently facing.  Trillion dollar annual deficits are not sustainable.  If nothing changes, we believe that when the economy returns to a strong growth phase, inflation will return with it.  We think therefore that overweighting the portfolio in commodity related stocks is a prudent step to take.  We have done just that, believing that those stocks should fare better in an inflationary environment.

We thank you again for being faithful, long-term shareholders.  We have been gratified by the low amount of redemptions from the Fund over the past year.  We think it says something about our shareholders and the patience you have during troubling times.  We also are grateful for closing in on our five year anniversary as a publicly traded Fund.  This too tells us that investors are hungry for options in the mutual fund marketplace which allow them to invest according to their (and our) values.  As always, feel free to call us to discuss your particular needs.

With kindest regards,

Rick Weitz

Dennis Connor

Portfolio Manager

President

July 2009

CAMCO INVESTORS FUND

           PORTFOLIO ANALYSIS

              JUNE 30, 2009 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Camco Investors Fund
	Schedule of Investments
	June 30, 2009 (Unaudited)

Shares		Value

COMMON STOCKS - 83.29%

Capital Markets - 1.87%
6,000	Corporate Executive Board Co.	$124,560

Commercial Services & Supplies - 2.27%
6,000	Paychex Inc.	151,200

Communications Equipment - 3.23%
3,100	L-3 Communications Holdings, Inc.	215,078

Construction Materials - 2.84%
7,500	Eagle Materials, Inc.	189,300

Consumer Finance - 0.25%
1,000	Broadridge Financial Solutions, Inc.	16,580

Containers & Packaging - 2.22%
8,000	Sealed Air Corp.	147,600

Diversified Financial Services - 0.62%
1,477	Lender Processing Services	41,016

Electrical Equipment - 5.93%
5,442	Dominion Resources, Inc.	181,872
11,450	Tyco Electronics Ltd. (Bermuda)	212,855
		394,727
Electronic Equipment & Instruments - 0.96%
25	Flextronics International Ltd. (Singapore) *	104
2,450	Tyco Laboratories Ltd. (Bermuda)	63,651
		63,755
Food & Staples Retailing - 2.03%
6,000	Sysco Corp.	134,880

Health Care Equipment & Supllies - 10.60%
4,450	Covidien Ltd. (Bermuda)	166,608
7,200	Medtronic, Inc.	251,208
3,500	Stryker Corp.	139,090
3,500	Zimmer Holding, Inc. *	149,100
		706,006
Insurance - 4.84%
6,000	American Financial Group, Inc.	129,480
14,500	Montpelier Re Holdings Ltd. (Bermuda)	192,705
		322,185
Machinery - 2.31%
7,000	Graco, Inc.	154,140

Metals & Mining - 8.17%
4,000	Alcoa, Inc.	41,320
5,200	Compass Minerals International, Inc.	285,532
1,400	Freeport Mcmoran Copper & Gold, Inc. *	70,154
7,000	Natural Resources Partners	147,070
		544,076
Oil, Gas Consumable Fuels - 14.29%
8,000	Chesapeake Energy Corp.	158,640
4,500	Cimarex Energy Co.	127,530
2,000	Exxon Mobile	139,820
5,500	Helix Energy Solutions Group, Inc. *	59,785
4,325	Kinder Morgan Energy Partners, LP	221,094
7,500	National Oilwell Varco, Inc. *	244,950
		951,819
Pharmaceuticals - 2.55%
13,000	Mylan, Inc. *	169,650

Road & Rail - 3.31%
4,000	CSX Corp.	138,520
6,000	Trinity Industries, Inc.	81,720
		220,240
Semiconductors & Semiconductor Equipment - 1.68%
49,000	Silicon Image, Inc. *	112,210

Software - 2.77%
5,200	Automatic Data Processing, Inc.	184,288

Specialty Retail - 5.65%
9,500	American Eagle Outfitters, Inc.	134,615
12,450	Lowe's Companies, Inc.	241,654
		376,269
Transportation Infrastructure - 2.90%
8,000	Euroseas Ltd. (Greece)	38,240
9,600	Tsakos Energy Navigation Ltd. (Greece)	154,944
		193,184
Wholesale-Motor Vehicle Supplies & New Parts - 2.02%
4,000	Genuine Parts Co.	134,240

TOTAL FOR COMMON STOCKS (Cost $7,225,995) - 83.29%		5,547,003

REAL ESTATE INVESTMENT TRUSTS - 3.25%
30,000	Ashford Hospitality Trust, Inc. *	84,300
4,000	Equity One, Inc.	53,040
5,382	Jer Investors Trust, Inc. *	1,884
2,600	Saul Centers, Inc.	76,882

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $792,056) - 3.25%		216,106

SHORT TERM INVESTMENTS - 13.53%
900,935	US Bank Repurchase Agreement, 0.01%, dated 6/30/2009, due 7/1/2009 repurchase price $900,935, collateralized by U.S. Treasury Bonds
		900,935

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $900,935) - 13.53%		900,935

TOTAL INVESTMENTS (Cost $8,918,986) - 100.07%		6,664,044

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.07)%		(4,515)

NET ASSETS - 100.00%		$ 6,659,529

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Assets and Liabilities
June 30, 2009 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $8,918,986)	$ 6,664,044
Receivables:
Dividends and Interest	7,264
Total Assets	6,671,308
Liabilities:
Due to Custodian	115
Due to Advisor	11,664
Total Liabilities	11,779
Net Assets	$ 6,659,529

Net Assets Consist of:
Paid In Capital	$ 10,180,309
Accumulated Undistributed Net Investment Income	13,772
Accumulated Realized Loss on Investments	(1,279,610)
Unrealized Depreciation in Value of Investments	(2,254,942)
Net Assets, for 891,210 Shares Outstanding	$ 6,659,529

Net Asset Value Per Share	$ 7.47

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statement of Operations
For the six months ended June 30, 2009 (Unaudited)

Investment Income:
Dividends	$ 74,422
Interest	65
Total Investment Income	74,487

Expenses:
Advisory Fees (Note 3)	60,715
Total Expenses	60,715

Net Investment Income	13,772

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(69,764)
Capital Gain Distributions from Portfolio Companies	10,554
Net Change in Unrealized Appreciation on Investments	55,400
Realized and Unrealized Loss on Investments	(3,810)

Net Increase in Net Assets Resulting from Operations	$ 9,962

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2009	12/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 13,772	$ 33,644
Net Realized Loss on Investments	(69,764)	(1,116,205)
Capital Gain Distributions from Portfolio Companies	10,554	10,555
Unrealized Appreciation (Depreciation) on Investments	55,400	(2,573,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,962	(3,645,380)

Distributions to Shareholders:
Net Investment Income	-	(36,695)
Return of Capital	-	(3,519)
Realized Gains	-	(57,584)
Total Distributions Paid to Shareholders	-	(97,798)

Capital Share Transactions (Note 4)	122,428	5,557

Total Increase (Decrease) in Net Assets	132,390	(3,737,621)

Net Assets:
Beginning of Year	6,527,139	10,264,760

End of Year (Including Undistributed Net Investment Income of $13,772 and $-0-, respecitvely)
	$ 6,659,529	$ 6,527,139

The accompanying notes are an integral part of these financial statements.

Camco Investors Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months
	Ended	For the Years Ended
	6/30/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005	12/31/2004

Net Asset Value, at Beginning of Year	$ 7.39	$ 11.71	$ 13.02	$ 11.45	$ 11.69	$ 9.86

Income From Investment Operations:
Net Investment Income *	0.02	0.04	0.04	0.01	0.02	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	0.06	(4.25)	(1.32)	1.61	(0.19)	1.81
Total from Investment Operations	0.08	(4.21)	(1.28)	1.62	(0.17)	1.84

Distributions:
Net Investment Income	-	(0.06)	(0.02)	(0.01)	(0.02)	(0.01)
Return of Capital	-	-	-	(0.04)	(0.05)	-
Realized Gains	-	(0.05)	(0.01)	-	-	-
Total from Distributions	-	(0.11)	(0.03)	(0.05)	(0.07)	(0.01)

Net Asset Value, at End of Year	$ 7.47	$ 7.39	$ 11.71	$ 13.02	$ 11.45	$ 11.69

Total Return **	1.08%	(35.89)%	(9.82)%	14.22%	(1.46)%	18.66%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 6,660	$ 6,527	$ 10,265	$ 10,364	$ 7,459	$ 5,626
Ratio of Expenses to Average Net Assets	1.98%	1.98%	2.25%	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.36%	0.28%	0.10%	0.02%	0.27%
Portfolio Turnover	0.42%	21.42%	35.88%	16.27%	62.82%	5.57%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

CAMCO INVESTORS FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009 (UNAUDITED)

Note 1. Organization

The CAMCO Investors Fund (the “Fund”) was organized as diversified series of CAMCO Investors Trust (the “Trust”) on October 12, 2006 and commenced operations on February 8, 2007.  The Fund was organized to acquire all the assets of CAMCO Investors Fund, a Pennsylvania corporation (the “Predecessor Fund”), in a tax-free reorganization, effective February 8, 2007 (the “Reorganization”).  The Predecessor Fund was organized on January 1, 1998.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 12, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The Fund’s investment objective is  capital appreciation. The investment adviser to the Fund is Cornerstone Asset Management, Inc. (the “Adviser”).

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.

Fair Value Disclosure- The Fund’s assets are generally valued at their market value.  The Fund may use pricing services to determine fair value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

In accordance with the Trust’s good faith pricing guidelines the Adviser is required to consider all appropriate factors relevant to the value of securities for which its has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls since fair value depends upon circumstances of each individual case. As a general principle the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonable expect to receive for them upon current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings: (ii) a discount from market or similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or amount dealers): or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FAS 157 - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency  of  inputs  to  the valuation of an asset or liability.  The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of June 30, 2009:

Investments in Securities:
(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$5,547,003	-	-	$5,547,003
REITS	216,106	-	-	216,106
Short-Term Investments	900,935	-	-	900,935
Total	$6,664,044	-	-	$6,664,044

Repurchase agreements - In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Note 3. Investment Management Agreement and Transactions with Affiliates

Under the terms of the investment management agreement, the Adviser has agreed to provide the Fund with investment management services, and pay all operating expenses of the Fund except taxes, fees and expenses of acquired funds, brokerage commissions, and extraordinary expenses for an annual fee of 1.98% of the average daily net assets of the Fund. Other services that the Adviser may provide will be at no additional expense to the Fund.  For the six months ended June 30, 2009, the Adviser earned a fee of $60,715 from the Fund. At June 30, 2009 the Fund owed the Adviser $11,664.

The Fund places its portfolio transactions through Syndicated Capital, a broker dealer in which certain officers and Trustees of the Fund and officers, the control person, and directors of the Adviser are registered representatives. The officers and Trustees of the Fund and of the Adviser receive no compensation for such transactions.

Note 4. Capital Share Transactions

Paid in capital at June 30, 2009 was $10,180,309 representing 891,210 shares outstanding. The authorized capitalization of the Fund consists of 100,000,000 shares of common stock.

Transactions in capital stock were as follows:

	Six Months Ended 6/30/2009		Year Ended 12/31/2008
	Shares	Amount	Shares	Amount
Shares sold	103,090	$762,756	68,250	$710,411
Shares issued in reinvestment of dividends	---	---	13,452	95,513
Shares redeemed	(94,618)	(640,328)	(75,675)	(800,367)
Net increase	8,472	$122,428	6,027	$5,557

Note 5. Investment Transactions

For the six months ending June 30, 2009, purchases and sales of investment securities other than short-term investments aggregated $23,320 and $103,764, respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2009 was $8,918,986, including short term investments..

At June 30, 2009, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Depreciation
$386,669	($2,641,611)	($2,254,942)

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Realized Loss	(65,746)
Unrealized depreciation	$(2,310,342)

The Fund has elected to push its post-October 2008 losses to next fiscal year.

The tax character of distributions paid during the six months ended June 30, 2009, and year ended December 31, 2008, were as follows:

	2009	2008
Ordinary Income	$---	$36,695
Return of Capital	---	3,519
Capital Gain	---	57,584
	$---	$97,798

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

FSP 157-4 - On June 15, 2009 the Fund adopted Financial Accounting Standards Board Standard No. 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly.  At adoption the Fund evaluated the level and activity for the assets and liabilities of the Fund to ascertain that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In May 2009, FASB issued the Statement of Financial Accounting Standards No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009.  SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through August     , 2009, the date the financial statements were issued.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2009, Pershing LLC held for the benefit of others, in aggregate, owned approximately 75% of the Fund’s shares and may be deemed to control the Fund.

Camco Investors Fund
Expense Illustration
June 30, 2009 (Unaudited)

Expense Example

As a shareholder of the Camco Investors Fund, you incur ongoing costs which consist solely of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2009	June 30, 2009	January 1, 2009 to June 30, 2009

Actual	$1,000.00	$1,010.83	$9.82
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,015.03	$9.84

* Expenses are equal to the Fund's annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CAMCO INVESTORS FUND

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

Non-Interested Trustees

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Col. Richard Bruss 9507 Arnon Chapel Rd Great Falls VA Age: 76	Trustee	One Year/ First Elected 12/04/02	Retired – USAF (1990 – present)	1	None
Charles J. Bailey 11620 Gambrill Rd Frederick, MD Age: 63	Trustee	One Year/ First Elected 12/04/02	Regional Mgr. Tollgate Inc. (1995 – present)	1	None
Malcolm R. Uffelman 1808 Horseback Trail Vienna, VA Age: 72	Trustee	One Year/ First Elected 12/04/02	Vice President, Contact, Inc. (a communications company) (2000 – present)	1	None

Interested Trustee and Fund Officers

Name, Address and Age	Position(s) Held with CAMCO Investors Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Overseen by Trustee	Other Directorships Held by Trustee
Dennis M. Connor[1],[2] Age: 52	President and Trustee	One Year/ First Elected 12/04/04	Vice President, Cornerstone Asset Management, Inc. (1987 – present); Vice President, Cornerstone Investment Group (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	1	None
Mr. Paul Berghaus[1] Age:68	Treasurer and Chief Compliance Officer	N/A	President, Cornerstone Asset Management, Inc. (1987 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A
Mr. Eric Weitz[1] Age: 50	Secretary	N/A	Vice President, Cornerstone Asset Management, Inc. (1992 – present); Registered Representative, Syndicated Capital, Inc. (2003 – present)	N/A	N/A

1 The address for Mr. Connor and each officer is c/o CAMCO Investors Fund, 30 E. Main Street, Berryville, VA 22611.

2 Dennis M. Connor is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, because he is an officer of Fund's investment adviser, Cornerstone Asset Management, Inc. and part owner of Cornerstone Investment Group, the parent of Cornerstone Asset Management, Inc.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 878-5677 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 878-5677 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-727-1007.

Board of Trustees

Dennis Connor

Richard Bruss

Charles Bailey

Malcom Uffelman

Investment Adviser

Cornerstone Asset Management, Inc.

30 East Main St.

Berryville, VA  22611

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Camco Investors Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Camco Investors Fund

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacity and on the date indicated.

By /s/ Dennis Connor

      Dennis Connor

      President

Date September 3, 2009

By /s/Paul Berghaus

      Paul Berghaus

      Treasurer

Date September 3, 2009